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                                                                    EXHIBIT 10.6


                                     LEASE

          THIS AVIATION GROUND LEASE, referred to as Agreement, effective as of September 19, 1994, by and between WARE COUNTY, GEORGIA and THE CITY OF WAYCROSS, GEORGIA, both body politics organized under the laws of the State of Georgia, and having their principal offices in the City of Waycross, County of Ware, State of Georgia, herein referred to as Lessor, and GENERAL MANUFACTURED HOUSING, INC., a corporation organized under the laws of the State of Georgia, and having its principal office at 2255 Industrial Boulevard, City of Waycross, County of Ware, State of Georgia, referred to as Lessee.

                                   RECITALS

          The Parties recite and declare:

          A. Lessor is the owner of an airport known as Waycross Ware County Airport referred to as the Airport.

          B.   Lessee desires to use the facilities of the Airport.

          C. Lessor is willing to lease to Lessee a portion of the Airport premises together with such rights and privileges as are set forth in this Agreement.

          In consideration of the above recitals, the terms and covenants of this agreement, and other valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                  SECTION ONE
                                     RENT

          A. For the period ending September 30, 1999, Lessee shall pay to Lessor as annual rental for the tract of $0.02 per square foot of leased land area. Rent shall be annually or semi-annually at Lessee's option, in advance, without demand, on the first day of each annual or semi-annual period. Except for the initial period which shall be for the period from the date hereto through September 30, 1995, each annual period shall commence on October 1. Each semi-annual period shall commence on April 1.

          B. For the period commencing October 1, 1999, Lessor, at its sole option, may increase the annual rent to $0.0233 per square foot of leased land area.

          C. For the period commencing October 1, 2004, Lessor, at its sole option, may increase the annual rent to $0.0266 per square foot of leased land area.

          D. For the period commencing October 1, 2009, Lessor at its sole option, may increase the annual rent to $.03 per square foot of leased land area.

          E. Provided, however, that if Lessor decides to exercise its right and option to increase the rent for any of the periods described above, it shall give Lessee written notice not less than ninety (90) days
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in advance of the period commencement date as set forth above; further provided that Lessee shall have thirty (30) days from receipt of the Notice of Rent Increase to terminate this Agreement. Lessee shall notify Lessor in writing of such termination within thirty (30) days of receipt of the Notice of Rent Increase. Lessee shall have ninety (90) days from such written notice to remove its improvements, equipment, property and aircraft from the leased premises. Rent shall be prorated down to the actual date that Lessee vacates the leased premises.

          Nothing herein shall prevent Lessee from Selling to Lessor the improvements, equipment, and personal property on the leased premises.

                                  SECTION TWO
                        DESCRIPTION OF LEASED PREMISES

          Lessor hereby leases to Lessee and Lessee hereby leases from Lessor that certain parcel of real property at the Airport together with any improvements contained on the parcel for Lessee's exclusive use specifically described as follows:

          That tract or parcel of land in Ware County, Georgia more fully shown on the attached drawing, which drawing is incorporated herein by reference.

                                 SECTION THREE
                           IMPROVEMENT CONSTRUCTION

          Lessee may construct improvements on the parcel. Such improvements shall be subject to requirements such as set-back requirements and paving requirements for connection to the taxiway as well as for ramp and parking.

          All construction shall meet the requirements of applicable building code and the design shall be harmonious with surrounding structures.

          Lessee may modify, improve, replace, repair or remove the improvements during the term of the Agreement or any extension thereof.

                                 SECTION FOUR
                                USE OF AIRPORT

          Lessee is granted the use, in common with others similarly authorized, of the airport, together with all facilities, equipment, improvements, and services which have been or may hereafter be provided at or in connection with the airport from time to time including, but not limited to, the landing field and any extensions thereof or additions thereto, roadways, runways, aprons, taxiways, sewage and water facilities, floodlights, landing lights, beacons, control tower, signals radio aids, and all other conveniences for flying, landings, and takeoffs.

                                 SECTION FIVE
                          RIGHT OF INGRESS AND EGRESS

          Lessee shall have at all times the full and free right of ingress to and egress from the premises and facilities referred to in this
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Agreement for Lessee, its employees, customers, passengers, guests, and other invitees. Such right shall also extend to persons or organizations supplying materials or furnishing services to Lessee, to include vehicles, machinery, and equipment reasonably required by such persons or organizations.

                                  SECTION SIX
                                   INSURANCE

          Lessee shall procure and maintain in force insurance covering the leased premises and Lessee's activities thereon. Lessee agrees to indemnify Lessors against all liability for injuries to persons or damage to property caused by Lessee's negligent use or occupancy of the leased premises; provided, however, that Lessee shall not be liable for any injury, damage, or loss occasioned by the negligence of Lessors or their agents or employees; and provided further that Lessors shall give to Lessee prompt and timely notice of any claim made or suite instituted which in any way directly or indirectly contingently or otherwise, affects or might affect Lessee, and Lessee shall have the right to compromise and defend the same to the extent of its own interest.

                                 SECTION SEVEN
                             OBLIGATIONS OF LESSOR

          During the term of this Agreement, Lessor shall operate and maintain the Airport for use by the public. Operation and maintenance by the Lessor includes providing access to the leased premises for use by Lessee's vehicles. Under no circumstances shall the Lessor have any responsibility for the condition of the leased premises after delivery to Lessee.

                                 SECTION EIGHT
                             OBLIGATIONS OF LESSEE

          Lessee shall have sole responsibility to maintain and operate the leased premises and all improvements placed thereon at Lessee's sole cost and expense. Under no circumstances shall the Lessor bear any cost or expense. Lessee accepts the leased premises in its present condition. Lessee declares and hereby agrees that it is leasing the above described property on its own examination and judgment and that it is not relying on any representations made by Lessor or its agents as to location, value, future value, income therefrom or its production.

          Lessee shall, at its sole cost and expense, maintain the leased premises and improvements in good condition.

          Lessee shall allow inspection by Lessor at all reasonable times.

          Lessee shall conduct all activity in accord with the laws of the United States of America and the State of Georgia.

                                 SECTION NINE
                                INDEMNIFICATION

          Lessee and Lessor have no relationship except as landlord and tenant. Lessee shall be responsible in every respect for all of its acts or omissions.
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                                  SECTION TEN
                            CANCELLATION BY LESSEE

          Lessee may cancel this lease by written notice to the Lessor, whereupon rent shall be prorated as of the date Lessee vacates the parcel, upon occurrence of one of the following events:

          a.   abandonment of the Airport by Lessor.

          b. assumption of the operation, control or use of the Airport by United States Government in such manner that substantially restricts Lessee from operating in a normal manner for a period of ninety (90) consecutive days.

          c. existence of an injunction by a Court of competent jurisdiction preventing or restraining use of the Airport for a period of at least ninety
(90) consecutive days.

          d. default by Lessor continuing for at least thirty (30) consecutive days after receipt from Lessee of written notice to remedy a default.

          e.   as set forth in Section One, above.

                                SECTION ELEVEN
                            CANCELLATION BY LESSOR

          This Agreement shall be subject to cancellation by Lessor as follows:

          a. When Lessee is in default of payment of rent for a period of thirty (30) days after written notice from Lessor.

          b. When Lessee is in default in performance of any other covenant or condition required by this Agreement for a period of thirty (30) days after written notice of the default.

          The right to obtain possession of the parcel and to cancel the Agreement as provided hereinabove shall not limit Lessor's right to obtain specific performance or to pursue any other remedy provided for by law or this Agreement. Lessor's right in the event of default shall be cumulative, subject only to such election of alternatives as the law may require.

                                SECTION TWELVE
                            SUBLEASE AND ASSIGNMENT

          Lessee shall have the right to sell, sublease, assign or transfer rights and privileges under this lease only upon prior written consent of the Lessor which consent shall not be unreasonably withheld.

                               SECTION THIRTEEN
                              SECURITY INTERESTS

          Lessee may pledge or mortgage the leased premises together with improvements as collateral for a loan or loans. However, such pledgee or
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mortgagee shall not receive rights greater than the rights of Lessee herein.

                               SECTION FOURTEEN
                                    NOTICES

          Any notice given in connection with this Agreement shall be served upon the Parties to this Agreement either personally or by certified mail and shall be directed to the following addressees:

          LESSOR:              Ware County, Georgia
                               Ware County Courthouse
                               Waycross, GA  31501

          LESSEE:              General Manufactured Housing, Inc.
                               P.O. Box 1449
                               Waycross, GA  31502

          Notice served by mail under the provisions of this Section shall be complete upon deposit in the United States Mail with postage pre-paid. The address to which notice shall be sent may be changed by notification of such change in compliance with the provisions of this section and by sending such notice to the address contained herein.

                                SECTION FIFTEEN
                         NO ADDITIONAL CHARGES OR FEES

          No charges, fees, or tolls, other than those expressly provided for in this Agreement, shall be charged or collected by Lessor from Lessee or any other persons for the privilege of entering or leaving the airport or, within the limits of the airport, for the privilege of transporting, loading, unloading, or handling persons, cargo, property, or mail in connection with Lessee's business.

                                SECTION SIXTEEN
                           MAINTENANCE AND UTILITIES

          a. During the initial term of this agreement and any renewal thereof, Lessor shall maintain and keep in good repair so much of the airport premises as is not under the exclusive control of individual lessees, including, but not limited to, all roadways, runways, aprons, and taxiways. Lessor shall also maintain and operate all sewage and water facilities, all electrical and electronic facilities, and all such other appurtenances and services as are now or hereafter connected with the operation of the airport.

          b. Lessee shall provide for and supply at its expense and shall pay for all heat, light, gas, electricity, and water used by it in or in connection with such buildings and facilities.

                               SECTION SEVENTEEN
                             RULES AND REGULATIONS

          Lessee agrees to observe and obey reasonable rules and regulations with respect to use of the premises; provided, however, that such rules and regulations shall be consistent with safety and rules, regulations, and orders of the Federal Aviation Administration with respect
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to aircraft operation at the airport; and provided further, that such rules and regulations shall not be inconsistent with the provision of this agreement or the procedures prescribed or approved from time to time by the Federal Aviation Administration with respect to the operation of Lessee's aircraft at the airport.

                               SECTION EIGHTEEN
                             INSPECTION BY LESSOR

          Lessor may enter the premises now or hereafter leased exclusively to lessee at any reasonable time for any purpose necessary or incidental to the performance of its obligations under this agreement.

                               SECTION NINETEEN
                                 GOVERNING LAW

          This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Georgia.

                                SECTION TWENTY
                                 SEVERABILITY

          Any covenant, condition, or provision of this Agreement that is held to be invalid by any court of competent jurisdiction shall be considered deleted from this Agreement, but such deletion shall in no way affect any other covenant, condition, or provision of this Agreement so long as such deletion does not materially prejudice Lessor or Lessee in their respective rights and obligations contained in the valid covenants, conditions, or provisions of this Agreement.

                              SECTION TWENTY-ONE
                              EFFECT OF AGREEMENT

          All covenants, conditions, and provisions in this agreement shall extend to and bind the legal representatives, successors, and assigns of the respective parties.

                              SECTION TWENTY-TWO
                            CONFORMITY OF AGREEMENT

          In the event Lessor enters into any lease, contract, or agreement with any other Lessee with respect to the airport containing more favorable terms than this Agreement, or in the event Lessor grants to any other rights or privileges with respect to the airport that are not accorded Lessee under this Agreement, then the same rights, privileges, and more favorable terms shall be concurrently and automatically made available to Lessee.

                             SECTION TWENTY-THREE
                               ENTIRE AGREEMENT

          This Agreement constitutes the entire Agreement between the parties, and any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding on either party except to the extent incorporated in this agreement.
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                              SECTION TWENTY-FOUR
                           MODIFICATION OF AGREEMENT

          Any modification of this Agreement or additional obligation assumed by either party in connection with this Agreement shall be binding only if in writing signed by each party or an authorized representative of each party.

          IN WITNESS WHEREOF, each party to this Agreement has caused it to be executed at Waycross, Georgia, the day and year above set forth.

                                   WARE COUNTY, GEORGIA

                                   By: /s/  [ILLEGIBLE]
                                       ------------------------------------

                                   Attest: /s/  Gail [ILLEGIBLE]
                                           --------------------------------

Signed, sealed and delivered in the
presence of:

 /s/  Joyce Herndon
------------------------------------
            Witness

 /s/  Heather L. Dean
------------------------------------
         Notary Public

My Commission expires: AUGUST 8, 1997


                                   CITY OF WAYCROSS, GEORGIA

                                   By: /s/ [ILLEGIBLE]
                                       -------------------------------------

                                   Attest: /s/  [ILLEGIBLE]
                                           ---------------------------------

Signed, sealed and delivered in the
presence of:

 /s/  [ILLEGIBLE] Caswell
-----------------------------------
            Witness

 /s/  Marcia S. Kilmark
-----------------------------------
         Notary Public

My Commission expires: NOVEMBER 22, 1997

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                                         GENERAL MANUFACTURED HOUSING, INC.

                                         By: /s/ Sam Scott
                                             --------------------------------

                                         Attest: /s/  [ILLEGIBLE]
                                                 ----------------------------


Signed, sealed and delivered in the
presence of:

 /s/  [ILLEGIBLE]
----------------------------------------
           Witness

 /s/  Shelby Jean Griffin
----------------------------------------
        Notary Public

My Commission expires: NOVEMBER 17, 1997